Exhibit 99.2

Execution Version

PURCHASE AGREEMENT

between

FORD MOTOR CREDIT COMPANY LLC,
as Sponsor

and

FORD CREDIT AUTO RECEIVABLES TWO LLC,
as Depositor

Dated as of January 1, 2012

i

PURCHASE AGREEMENT, dated as of January 1, 2012 (this “Agreement”), between FORD MOTOR CREDIT COMPANY LLC, a Delaware limited liability company, as Sponsor, and FORD CREDIT AUTO RECEIVABLES TWO LLC, a Delaware limited liability company, as Depositor.

BACKGROUND

In the regular course of its business, the Sponsor purchases retail installment sale contracts secured by new and used cars, light trucks and utility vehicles from motor vehicle dealers.

The Sponsor wishes to sell and assign, and the Depositor wishes to purchase, a pool of such contracts and related property on the terms and conditions in this Agreement.

ARTICLE I
USAGE AND DEFINITIONS

Section 1.1.                                   Usage and Definitions.  Capitalized terms used but not otherwise defined in this Agreement are defined in Appendix A to the Sale and Servicing Agreement, dated as of January 1, 2012, among Ford Credit Auto Owner Trust 2012-A, as Issuer, Ford Credit Auto Receivables Two LLC, as Depositor, and Ford Motor Credit Company LLC, as Servicer.  Appendix A also contains rules as to usage applicable to this Agreement.  Appendix A is incorporated by reference into this Agreement.

ARTICLE II
SALE AND PURCHASE OF RECEIVABLES

Section 2.1.                                   Sale of Purchased Property; Payment of Purchase Price.

(a)                                  Effective as of the Closing Date and immediately before the transactions pursuant to the Sale and Servicing Agreement, the Trust Agreement and the Indenture, the Sponsor sells and assigns to the Depositor, without recourse (subject to the obligations of the Sponsor under this Agreement), all right, title and interest of the Sponsor, whether now owned or hereafter acquired, in and to the Purchased Property.

(b)                                 In consideration for the Purchased Property, the Depositor will pay to the Sponsor $1,590,433,638.26 in cash by federal wire transfer (same day) funds on the Closing Date.  The Depositor and the Sponsor each represents and warrants to the other that the amount of cash paid by the Depositor, together with the increase in the value in the Sponsor’s capital in the Depositor, is equal to the fair market value of the Receivables.

(c)                                  The sale of the Purchased Property made under this Agreement does not constitute and is not intended to result in an assumption by the Depositor of any obligation of the Sponsor to the Obligors, the Dealers or any other Person in connection with the Purchased Property.

Section 2.2.                                   Savings Clause.  It is the intention of the Sponsor and the Depositor that (i) the sale and assignment pursuant to Section 2.1 constitute an absolute sale of the Purchased

Property, conveying good title to the Purchased Property free and clear of any Lien other than Permitted Liens, from the Sponsor to the Depositor and (ii) the Purchased Property not be a part of the Sponsor’s estate in the event of a bankruptcy or insolvency of the Sponsor.  If, notwithstanding the intention of the Sponsor and the Depositor, such sale and assignment is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale, the Sponsor Grants, and the parties intend that the Sponsor Grants, to the Depositor a security interest in all of the Sponsor’s right, title and interest in the Purchased Property to secure a loan in an amount equal to all amounts payable by the Sponsor under this Agreement, all amounts payable as principal or interest on the Notes, and all amounts payable as servicing fees under the Sale and Servicing Agreement, and in such event, this Agreement will constitute a security agreement under applicable law and the Depositor will have all of the rights and remedies of a secured party and creditor under the UCC.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.1.                                   Representations and Warranties of the Sponsor.  The Sponsor represents and warrants to the Depositor as of the date of this Agreement and as of the Closing Date:

(a)                                  Organization and Qualification.  The Sponsor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware.  The Sponsor is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Sponsor’s ability to perform its obligations under this Agreement.

(b)                                 Power, Authorization and Enforceability.  The Sponsor has the power and authority to execute, deliver and perform the terms of this Agreement.  The Sponsor has authorized the execution, delivery and performance of the terms of this Agreement.  This Agreement is the legal, valid and binding obligation of the Sponsor, enforceable against the Sponsor, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)                                  No Conflicts and No Violation.  The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, will not (i) conflict with or result in a breach of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Sponsor is a debtor or guarantor, (ii) result in the creation or imposition of any Lien upon any of the properties or assets of the Sponsor pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument (other than as contemplated by this Agreement), (iii) violate the Certificate of Formation or the Limited Liability Company Agreement of the Sponsor, or (iv) violate any law or, to the Sponsor’s knowledge, any order, rule or regulation applicable to the Sponsor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sponsor or its properties, in each case which conflict, breach, default, Lien, or violation would reasonably be expected to have a material adverse effect on the Sponsor’s ability to perform its obligations under this Agreement.

(d)                                 No Proceedings.  To the Sponsor’s knowledge, there are no proceedings or investigations pending or overtly threatened in writing before any court, federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Sponsor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Sponsor’s ability to perform its obligations under this Agreement or the validity or enforceability of this Agreement.

(e)                                  Valid Security Interest.  This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Depositor, which security interest is prior to all other Liens, other than Permitted Liens, and is enforceable against all creditors of and purchasers from the Sponsor.

(f)                                    Investment Company Act.  The Sponsor is not an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act.

Section 3.2.                                   Representations and Warranties of the Sponsor About the Receivables.  The Sponsor represents and warrants to the Depositor as of the date of this Agreement and as of the Closing Date (except as otherwise specified), which representations and warranties (i) the Depositor has relied on in purchasing the Receivables and (ii) will survive the sale of the Receivables to the Depositor, the subsequent sale of the Receivables to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of the Receivables to the Indenture Trustee pursuant to the Indenture:

(a)                                  Origination of Receivables.  Each Receivable (i) was originated in the United States (or, with respect to Receivables representing less than 0.1% of the Initial Pool Balance, under United States law on a United States military base outside the United States) by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer’s business and has been fully executed by the parties thereto, (ii) was purchased by the Sponsor from a Dealer and was validly assigned by such Dealer to the Sponsor (or, with respect to Receivables representing less than 0.1% of the Initial Pool Balance, originated in the United States by Ford Credit in the ordinary course of Ford Credit’s business for the sale of a Financed Vehicle to a Dealer for dealership use) and (iii) was underwritten pursuant to the Credit and Collection Policy.

(b)                                 Simple Interest.  Each Receivable (i) provides for equal monthly payments in U.S. dollars that fully amortize the Amount Financed by its stated maturity and yield interest at the Annual Percentage Rate and (ii) applies a simple interest method of allocating a fixed payment to principal and interest, so that the portion of such payment allocated to interest is equal to the APR multiplied by the principal balance multiplied by the number of days elapsed since the preceding payment of interest was made divided by 365.

(c)                                  Prepayment.  Each Receivable allows for prepayment and partial prepayments without penalty and requires that the Principal Balance be paid in full to prepay the contract in full.

(d)                                 No Government Obligors.  No Receivable is the obligation of the United States of America or any State or local government or from any agency, department, instrumentality or political subdivision of the United States or any State or local government.

(e)                                  Insurance.  Each Receivable requires the Obligor to obtain physical damage insurance covering the Financed Vehicle.

(f)                                    Valid Assignment.  No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale of such Receivable under this Agreement would be unlawful, void or voidable.  The terms of the Receivable do not limit the right of the owner of such Receivable to sell such Receivable.  The Sponsor has not entered into any agreement with any Person that prohibits, restricts or conditions the sale of any Receivable by the Sponsor.

(g)                                 Compliance with Law.  Each Receivable complied in all material respects at the time it was originated and as of the Closing Date will comply in all material respects with all requirements of federal, State, and local laws.

(h)                                 Binding Obligation.  Each Receivable is on a form contract that includes rights and remedies allowing the holder to enforce the obligation and realize on the Financed Vehicle and represents the legal, valid and binding payment obligation of the Obligor, enforceable in all material respects by the holder of the Receivable, except as may be limited by bankruptcy, insolvency, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles and consumer protection laws.

(i)                                     Perfected Security Interest in Financed Vehicle.  Each Receivable is secured by a security interest in the related Financed Vehicle, in favor of the Sponsor as secured party, which was validly created and is a perfected, first priority security interest, or the Sponsor has commenced procedures that will result in the perfection of a first priority security interest in the related Financed Vehicle, and said security interest is assignable by the Sponsor to the Depositor.

(j)                                     Good Title.  Immediately before the sale under this Agreement, the Sponsor had good title to each Receivable free and clear of any Lien other than Permitted Liens and, immediately upon the sale under this Agreement, the Depositor will have good title to each Receivable, free and clear of any Lien other than Permitted Liens.

(k)                                  Security Interest in the Receivables.

(i)             All filings (including UCC filings) necessary in any jurisdiction to give the Depositor a first priority, validly perfected ownership interest in the Receivables, to give the Issuer a first priority, validly perfected ownership interest in the Receivables and to give the Indenture Trustee a first priority perfected security interest in the Receivables, will be made within ten days after the Closing Date.

(ii)          All financing statements filed or to be filed against the Sponsor in favor of the Depositor describing the Receivables sold pursuant to this Agreement contain a statement to the following effect:  “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party/Assignee.”

(iii)       The Sponsor has not authorized the filing of and is not aware of any financing statements against the Sponsor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Depositor under this Agreement, by the Depositor to the Issuer under the Sale and Servicing Agreement or by the Issuer to the Indenture Trustee under the Indenture, or that has been terminated.

(l)                                     Chattel Paper.  Each Receivable constitutes either “tangible chattel paper” or “electronic chattel paper” within the meaning of the applicable UCC and there is only one original authenticated copy of each Receivable.

(m)                               Servicing.  As of the Cutoff Date, each Receivable has been serviced in compliance with all material requirements of federal, State and local laws, and in compliance with the Credit and Collection Policy.

(n)                                 No Bankruptcy.  As of the Cutoff Date, the Sponsor has not received actual notice that the Obligor on any Receivable is a debtor in a bankruptcy proceeding.

(o)                                 Receivables in Force.  No Receivable has been satisfied, subordinated or rescinded, nor has any Financed Vehicle been released from the Lien granted by the related Receivable in whole or in part.

(p)                                 No Material Amendments or Modifications.  No material provision of a Receivable has been affirmatively amended, except amendments and modifications that are contained in the Receivables Files.  As of the Cutoff Date, no Receivable has been amended or rewritten to extend the due date for any payment other than in connection with a change of the monthly due date in accordance with the Credit and Collection Policy.

(q)                                 No Defenses.  To the Sponsor’s knowledge, no right of rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Receivable.

(r)                                    No Payment Default.  Except for payments that are not more than 30 days Delinquent as of the Cutoff Date, no payment defaults exist.

(s)                                  Maturity of Receivables.  Each Receivable has an original maturity of not greater than 72 months; provided that the first month of the Receivable may consist of up to 45 days as a result of the monthly due date selected by the Obligor in accordance with the Credit and Collection Policy.

(t)                                    Scheduled Payments.  Each Receivable has a first scheduled due date not later than 30 days after the Cutoff Date.

(u)                                 Schedule of Receivables; Selection Procedures.  The information in the Schedule of Receivables is true and correct in all material respects as of the Cutoff Date, and no selection procedures believed to be adverse to the Noteholders have been utilized in selecting the Receivables from other receivables of the Sponsor that meet the criteria specified in this Section 3.2.

(v)                                 Other Data.  The numerical data relating to the characteristics of the Receivables contained in the Prospectus are true and correct in all material respects.

Section 3.3.                                   Repurchase of Receivables Upon Breach of Representations or Warranties by the Sponsor.

(a)                                  If a Responsible Person of the Sponsor has actual knowledge, or receives notice from the Issuer, the Depositor or the Indenture Trustee, of a breach of a representation or warranty made by the Sponsor pursuant to Section 3.2 that materially and adversely affects any Receivable and such breach has not been cured in all material respects by the last day of the second full Collection Period (or, at the option of the Sponsor, the first full Collection Period) after the Responsible Person obtains actual knowledge or is notified of such breach, the Sponsor will repurchase such Receivable by remitting (or causing to be remitted) the Purchase Amount on the Business Day preceding the Payment Date after such Collection Period (or, with satisfaction of the Rating Agency Condition, on such Payment Date).  If Ford Credit is the Servicer, the Sponsor may remit any Purchase Amount in accordance with Section 4.3(c) of the Sale and Servicing Agreement.

(b)                                 The sole remedy for a breach of the Sponsor’s representations and warranties made in Section 3.2 is to repurchase the Receivable as set forth in Section 3.3(a).  The Depositor will enforce the Sponsor’s repurchase obligation pursuant to Section 3.3(a).  None of the Servicer, the Owner Trustee, the Indenture Trustee, the Sponsor or the Administrator will have any duty to conduct an investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to Section 3.3(a).

(c)                                  When the Sponsor’s payment of the Purchase Amount is included in Available Funds for a Payment Date, the Depositor will be deemed to have sold and assigned to the Sponsor as of the last day of the second preceding Collection Period, without recourse, representation or warranty, except the representation that the Depositor owns the Receivable free and clear of any Liens other than Permitted Liens, all of the Depositor’s right, title and interest in and to any Receivable repurchased by the Sponsor pursuant to Section 3.3(a), and all security and documents relating to such Receivable. Upon such sale, the Servicer will mark its computer records indicating that any receivable purchased pursuant to Section 3.3(a) is no longer a Receivable or take any action necessary or appropriate to evidence the transfer of ownership of the Purchased Receivable, free from any Lien of the Depositor, the Issuer or the Indenture Trustee.

Section 3.4.                                   Representations and Warranties of the Depositor.  The Depositor represents and warrants to the Sponsor as of the date of this Agreement and as of the Closing Date:

(a)                                  Organization and Qualification.  The Depositor is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Delaware.  The Depositor is qualified as a foreign limited liability company in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its properties or the conduct of its activities requires such qualification, license or approval, unless the failure to obtain such qualifications, licenses or approvals would not reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under this Agreement.

(b)                                 Power, Authorization and Enforceability.  The Depositor has the power and authority to execute, deliver and perform the terms of this Agreement.  The Depositor has authorized the execution, delivery and performance of the terms of this Agreement.  This Agreement is the legal, valid and binding obligation of the Depositor and enforceable against the Depositor, except as may be limited by insolvency, bankruptcy, reorganization or other laws relating to the enforcement of creditors’ rights or by general equitable principles.

(c)                                  No Conflicts and No Violation.  The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, will not (i) conflict with or result in a breach of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument under which the Depositor is a debtor or guarantor, (ii) result in the creation or imposition of any lien, charge or encumbrance upon any of the properties or assets of the Depositor pursuant to the terms of any such indenture, mortgage, deed of trust, loan agreement, guarantee or similar agreement or instrument (other than this Agreement), (iii) violate the Certificate of Formation or Limited Liability Company Agreement of the Depositor, or (iv) violate any law or, to the Depositor’s knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties, in each case which conflict, breach, default, lien, or violation would reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under this Agreement.

(d)                                 No Proceedings.  To the Depositor’s knowledge, there are no proceedings or investigations pending or overtly threatened in writing, before any court, regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over the Depositor or its properties (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that would reasonably be expected to have a material adverse effect on the Depositor’s ability to perform its obligations under this Agreement or the validity or enforceability of this Agreement.

(e)                                  Investment Company Act.  The Depositor is not an “investment company” or a company “controlled by an investment company” within the meaning of the Investment Company Act.

ARTICLE IV
COVENANTS OF THE SPONSOR

Section 4.1.                                   Filing and Maintenance of Financing Statements and Security Interests.

(a)                                  The Sponsor will file financing statements and continuation statements in the manner and place required by law to preserve, maintain and protect the interest of the Depositor in the Purchased Property.  The Sponsor will deliver to the Depositor file-stamped copies of, or filing receipts for, any financing statement and continuation statement promptly upon such document becoming available following filing.

(b)                                 The Sponsor authorizes the Depositor to file any financing or continuation statements, and amendments to such statements, in all jurisdictions and with all filing offices as the Depositor may determine are necessary or advisable to preserve, maintain and protect the interest of the Depositor in the Purchased Property.  Such financing and continuation statements may describe the Purchased Property in any manner as the Depositor may reasonably determine to ensure the perfection of the interest of the Depositor in the Purchased Property.  The Depositor will deliver to the Sponsor file-stamped copies of, or filing receipts for, any financing statement and continuation statement promptly upon such document becoming available following filing.

(c)                                  The Sponsor will give the Depositor at least 60 days’ prior notice of any relocation of its chief executive office or change in its corporate structure, form of organization or jurisdiction of organization if, as a result of such relocation or change, Section 9-307 of the UCC could require the filing of a new financing statement or an amendment to a previously filed financing or continuation statement and will promptly file any such new financing statement or amendment.  The Sponsor will maintain its chief executive office within the United States and will maintain its jurisdiction of organization in only one State.

(d)                                 The Sponsor will not change its name in any manner that could make any financing statement or continuation statement filed in accordance with this Section 4.1 seriously misleading within the meaning of Section 9-506 of the UCC, unless it has given the Depositor at least five days’ prior notice of such change and promptly files appropriate amendments to all previously filed financing statements.

Section 4.2.                                   Account Records and Computer Systems.

(a)                                  The Sponsor will maintain accurate accounts and records for each Receivable in sufficient detail to indicate the status of such Receivable, including payments and collections made and payments owing (and the nature of each).

(b)                                 The Sponsor will maintain its computer systems so that, from and after the Closing Date, the master computer records for the Receivables indicate clearly that each Receivable is owned by the Depositor or its assignee, which indication of ownership will not be deleted from or modified until the Receivable has been paid in full by the Obligor or repurchased by the Sponsor or the Depositor or purchased or sold by the Servicer under any Transaction Document.

Section 4.3.                                   Inspections.  The Sponsor, upon receipt of reasonable prior notice, will permit the Depositor and its agents at any time during the Sponsor’s normal business hours to inspect, audit and make copies of and abstracts from the Sponsor’s records regarding any Receivable subject to the Sponsor’s normal security and confidentiality procedures and subject to the terms and conditions of a confidentiality agreement satisfactory to the Sponsor.  Nothing in this Section 4.3 will affect the obligation of the Sponsor to observe any privacy and confidentiality law prohibiting disclosures of information regarding the Obligors and the failure of the Sponsor to provide access as a result of such obligations will not constitute a breach of this Section 4.3.

ARTICLE V
MISCELLANEOUS

Section 5.1.                                   Amendment.

(a)                                  This Agreement may be amended by the Depositor and the Sponsor, with prior notice by the Sponsor to the Rating Agencies, for any purpose if either (i) the Depositor or the Sponsor delivers an Opinion of Counsel to the Issuer, the Owner Trustee and the Indenture Trustee, in form reasonably satisfactory to them, to the effect that such amendment will not adversely affect the interests of the Noteholders in any material respect or (ii) the consent of the Noteholders of a majority of the Note Balance of each Class of Notes Outstanding adversely affected in any material respect is obtained (with each affected Class voting separately, except that all Noteholders of Class A Notes will vote together as a single class).

(b)                                 If the consent of the Noteholders is required, they do not need to approve the particular form of any proposed amendment so long as their consent approves the substance of the proposed amendment.

(c)                                  Promptly upon the execution of any amendment in accordance with this Section 5.1, the Sponsor will send a copy of such amendment to the Indenture Trustee and each Rating Agency.

Section 5.2.                                   Notices.  All notices, requests, demands, consents, waivers or other communications to or from the parties to this Agreement must be in writing and will be deemed to have been given:

(i)                                     upon delivery or, in the case of a letter mailed by registered first class mail, postage prepaid, three days after deposit in the mail;

(ii)                                  in the case of a fax, when receipt is confirmed by telephone, reply email or reply fax from the recipient;

(iii)                               in the case of an email, when receipt is confirmed by telephone or reply email from the recipient; and

(iv)                              in the case of an electronic posting to a password-protected website to which the recipient has been provided access, upon delivery (without the requirement of confirmation of receipt) of an email to such recipient stating that such electronic posting has occurred.

Any such notice, request, demand, consent or other communication must be delivered or addressed as set forth on Schedule B to the Sale and Servicing Agreement or at such other address as any party may designate by notice to the other parties.

(b)                                 Any notice required or permitted to be mailed to a Noteholder (i) in the case of Definitive Notes, must be sent by overnight delivery, mailed by registered first class mail, postage prepaid, or sent by fax, to the address of such Person as shown in the Note Register or (ii) in the case of Book-Entry Notes, must be delivered pursuant to the applicable procedures of the Clearing Agency.  Any notice so mailed within the time prescribed in this Agreement will be conclusively presumed to have been properly given, whether or not the Noteholder receives such notice.

Section 5.3.                                   Costs and Expenses.  The Sponsor will pay all expenses incurred in the performance of its obligations under this Agreement and all reasonable out-of-pocket costs and expenses of the Depositor in connection with the perfection against third parties of the Depositor’s right, title and interest in and to the Purchased Property and the enforcement of any obligation of the Sponsor under this Agreement.

Section 5.4.                                   Third-Party Beneficiaries.  This Agreement will inure to the benefit of and be binding upon the parties to this Agreement. The Issuer and the Indenture Trustee for the benefit of the Secured Parties will be third-party beneficiaries of this Agreement entitled to enforce this Agreement against the Sponsor.  Except as otherwise provided in this Agreement, no other Person will have any right or obligation under this Agreement.

Section 5.5.                                   GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 5.6.                                   Submission to Jurisdiction.  The parties submit to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York State Court sitting in New York, New York for purposes of all legal proceedings arising out of or relating to this Agreement. The parties irrevocably waive, to the fullest extent they may do so, any objection that they may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

Section 5.7.                                   WAIVER OF JURY TRIAL.  EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Section 5.8.                                   Severability.  If any of the covenants, agreements or terms of this Agreement is held invalid, illegal or unenforceable, then it will be deemed severable from the remaining covenants, agreements or terms of this Agreement and will in no way affect the validity, legality or enforceability of the remaining Agreement.

Section 5.9.                                   Counterparts.  This Agreement may be executed in any number of counterparts.  Each counterpart will be an original, and all counterparts will together constitute one and the same instrument.

Section 5.10.                             Headings.  The headings in this Agreement are included for convenience only and will not affect the meaning or interpretation of this Agreement.

Section 5.11.                             No Waiver; Cumulative Remedies.  No failure or delay of the Depositor in exercising any power, right or remedy under this Agreement will operate as a waiver.  No single or partial exercise of any power, right or remedy precludes any other or further exercise of such power, right or remedy or the exercise of any other power, right or remedy.  The powers, rights and remedies provided in this Agreement are in addition to any powers, rights and remedies provided by law.

[Remainder of Page Intentionally Left Blank]

EXECUTED BY:

FORD MOTOR CREDIT COMPANY LLC,
as Sponsor

By:	/s/ Scott D. Krohn
	Name:	Scott D. Krohn
	Title:	Assistant Treasurer

FORD CREDIT AUTO RECEIVABLES TWO LLC,
as Depositor

By:	/s/ Susan J. Thomas
	Name:	Susan J. Thomas
	Title:	Secretary

[Signature Page to Purchase Agreement]

Exhibit A

Schedule of Receivables

Delivered to Depositor on CD-ROM at Closing